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                                                                   EXHIBIT 10.12

                                AMENDMENT #1 TO
                                      THE
                             OEM PURCHASE AND SALE
                                   AGREEMENT
                                BY AND BETWEEN
                                NORTEL NETWORKS
                                      AND
                              CHORUM TECHNOLOGIES


This amendment (the "Amendment") is made this 12th day of October, 2000 (the "Effective Date") by and between Nortel Networks, Ltd., having an office at 8200 Dixie Road, Brampton, Ontario L6T 5P6 ("Nortel") and Chorum Technologies, Inc. ("Seller") having an office at 1303 E. Arapaho Road, Richardson, Texas 75081.

     Whereas, Nortel and Seller entered into an OEM Purchase and Sale Agreement, effective as of 1 January 2000 (the "OEM Agreement"), and,

     Whereas, the parties desire that this Amendment revise the OEM Agreement.

Now therefore, for good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties hereby amend the OEM Agreement as follows:

1.   Insert the following as Section 8.5.6:

     [*]

All capitalized terms herein will have the meaning set forth in the OEM Agreement. Except as specifically provided above, the OEM Agreement shall remain in full force and effect without modification.

THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK; THE NEXT PAGE IS THE SIGNATURE PAGE.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #1 on the day and year last written below.

CHORUM TECHNOLOGIES INCORPORATED        NORTEL NETWORKS LIMITED

By:                                     By:
   ----------------------------            ----------------------------
        (Signature)                           (Signature)
Name:                                   Name:
     --------------------------              --------------------------

Title:                                  Title:
      --------------------------              -------------------------
        (Print)                               (Print)

Date:                                   Date:
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